Stock Options	12 Months Ended
Sep. 30, 2011
Stock Options [Abstract]
Stock Options
STOCK OPTION PLANS

The Company has one equity-based compensation plan which was approved by stockholders and provides for a combination of stock options and stock grants. Option awards are granted with an exercise price equal to the market price of the Company's stock at the date of grant; those option awards generally vest based on 5 years of continuous service and have 10-year contractual terms. The Company's policy is to issue new shares upon option exercises. Stockholders authorized 5,000,000 shares of common stock to be reserved pursuant to the 2011 Incentive Plan. Of the 5,000,000 total shares authorized by stockholders under the Plan, 4,629,350 shares remain available for issuance.

The fair value of options granted is estimated on the date of grant using the Black-Scholes option-pricing model. This model requires input of highly subjective assumptions, changes to which can materially affect the fair value estimate. Additionally, there may be other factors that would otherwise have a significant effect on the value of employee stock options granted but are not considered by the model. Expected volatility is based on the historical volatility of the Company's stock. The risk-free interest rate is based on the U.S. Treasury yield curve that is in effect at the time of grant with a remaining term equal to the options' expected life. The expected term represents the period of time that options granted are expected to be outstanding. The following weighted-average assumptions were used to estimate the fair value of options granted during the periods indicated:

Year ended September 30,	2011	2010	2009
Annual dividend yield	1.89%	1.20%	3.83%
Expected volatility	30%	26%	24%
Risk-free interest rate	2.00%	2.20%	1.73%
Expected life	4.5 years	4.5 years	4.5 years

A summary of option activity under the Plans as of September 30, 2011, and changes during the year then ended is as follows:

Options	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value (In thousands)
Outstanding at September 30, 2010	2,643,307	$20.16
Granted	370,650	16.84
Exercised	(109,790)	14.84
Forfeited	(162,927)	19.43
Outstanding at September 30, 2011	2,741,240	$19.97	5	$344
Exercisable at September 30, 2011	1,732,382	$20.79	3	$85

Miscellaneous information related to stock options is presented below:

	2011	2010	2009
Compensation cost for stock options	1,087,000	1,213,000	1,327,000
Weighted avg. grant date FV	4	4	2
Total intrinsic value of options exercised	259,000	975,000	65,000
Grant date FV of options exercised	312,000	482,000	57,000
Cash received from option exercises	1,630,000	1,760,000	158,000
Tax benefit realized for option exercises	37,000	227,000	21,000

A summary of the status of the Company's nonvested options as of September 30, 2011, and changes during the year then ended is as follows:

Nonvested Options	Shares	Weighted Average Grant Date Fair Value
Outstanding at September 30, 2010	1,217,083	$2.66
Granted	370,650	3.89
Vested	(486,094)	2.86
Forfeited	(92,781)	2.66
Outstanding at September 30, 2011	1,008,858	$3.02

As of September 30, 2011, unrecognized compensation cost for stock options, net of forfeitures, totaled $2,227,000, which is expected to be recognized over a weighted average remaining period of 1.8 years.
The Company also grants shares of restricted stock pursuant to its plans. These shares of restricted stock vest over a period of one to seven years. The Company has issued a total of 496,985 shares of restricted stock, with a fair market value at the date of grant of $9.0 million As of September 30, 2011, 312,832 shares remained restricted. The Company accounts for restricted stock grants by recording the fair value of the grant to compensation expense over the vesting period. Compensation expense related to restricted stock was $1,537,000, $1,055,000 and $864,000 for the years ended September 30, 2011, 2010 and 2009, respectively.